UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2010
SOURCEFIRE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-33350	52-2289365
(Commission File No.)	(IRS Employer Identification No.)

9770 Patuxent Woods Drive
Columbia, Maryland 21046
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 410-290-1616
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Annual Meeting of Stockholders
     At the Sourcefire, Inc. 2010 Annual Meeting of Stockholders held on May 20, 2010, the Company’s stockholders approved each of two matters, as proposed in the proxy materials filed with the Securities and Exchange Commission on April 2, 2010, as follows:
     Election of Directors
     John C. Becker and Arnold L. Punaro were elected as directors of the Company to serve until the 2013 Annual Meeting of Stockholders as follows:

	For	Withheld	Broker Non-Votes
John C. Becker	19,781,356	2,650,844	2,962,641
Arnold L. Punaro	22,025,306	406,894	2,962,641
     Ratification of Selection of Independent Auditors
     The ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010 was approved as follows:

For	Against	Abstain
24,127,489	653,462	613,890

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2010	Sourcefire, Inc.
	By:	/s/ Douglas W. McNitt
Douglas W. McNitt
General Counsel and Secretary